Exhibit 10.5

AMENDMENT TO EXHIBIT B OF MANUFACTURING AND SUPPLY AGREEMENT

IsoRay Medical, Inc., a Delaware corporation with offices at 350 Hills Street, Suite 106, Richland, WA 99352 (“IsoRay”), and GT Medical Technologies, Inc., a Delaware corporation having its principal place of business at 1809 S. Holbrook Ln., Ste. 107 Tempe, AZ, 85281 (“GT Med Tech”), previously entered into a Manufacturing and Supply Agreement dated January 3, 2018 (the “Agreement''). The parties now desire to modify the pricing of Exhibit B of the Agreement as outlined on the attached page.

In witness whereof, the parties have caused their respective authorized representatives to execute this Amendment to Exhibit B of the Manufacturing and Supply Agreement as of December 28, 2018 (“the Effective Date”).

GT Medical Technologies, Inc.		IsoRay Medical, Inc.

By:	/s/ Herman Lopez Dec 28, 2018	By:	/s/ Jonathan Hunt 12/29/2018

Name: Hernan Lopez		Name: Jonathan Hunt

Title: Vice President of Operations		Title: Chief Financial Officer

Exhibit B

Open-Book Pricing Formula & Pricing Schedule

Open-Book Pricing Formula for GammaTile 3-pack
Description	Price
Materials (excluding Duragen)	$111.93
Labor	[**]
50% Profit Margin	[**]
Seeds (high activity 3.5U Cesium-131 source — assumes 4 seeds per GammaTile)	[**]
Overhead	[**]

Total price of each GammaTile 3-pack	[**]

Open-Book Pricing Formula for Duragen Validation
Description	Price
Materials (excluding Duragen)	$42.93
Labor	[**]
50% Profit Margin	[**]
Simulation Seeds	[**]
Overhead	[**]

Total price of each Duragen Validation	[**]

Pass-Through Costs

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Sterilization: Sterilization costs shall be billed either directly to GT Med Tech or invoiced as a separate line item as a pass-through cost by IsoRay. No mark-up to sterilization or other pass-through costs for the Product will be assessed by IsoRay.

●

Bacterial Endotoxin Testing: Bacterial Endotoxin Testing (“BET”) costs shall be billed either directly to GT Med Tech or invoiced as a separate line item as a pass-through cost by IsoRay. No mark-up to BET or other pass-through costs for the Product will be assessed by IsoRay.